CENTURY CAPITAL MANAGEMENT TRUST
Century Small Cap Select Fund
Century Shares Trust
May 29, 2015

Supplement to the Prospectus dated February 27, 2015

The following changes to the funds’ prospectus are effective as of May 29, 2015.

For Century Small Cap Select Fund, disclosure under the heading “Portfolio Managers” is revised to read as follows in its entirety:

Alexander L. Thorndike, a Managing Partner of Century Capital Management, LLC, has been a Portfolio Manager of the Fund since 1999.

For Century Shares Trust and Century Small Cap Select Fund, disclosure under the heading “MANAGEMENT OF THE FUNDS — The Portfolio Managers” is revised to read as follows:

Alexander L. Thorndike and Kevin W. Callahan are primarily responsible for the day-to-day management of Century Shares Trust. Mr. Thorndike has been a portfolio manager for the fund since joining the firm in 1999, and has more than 24 years of equity research and portfolio management experience. Mr. Callahan has been a portfolio manager for the fund since joining Century Capital in 2001, and has more than 25 years of equity research and portfolio management experience.

Alexander L. Thorndike is primarily responsible for the day-to-day management of Century Small Cap Select Fund. Mr. Thorndike has been a portfolio manager for the fund since joining the firm in 1999, and has more than 24 years of equity research and portfolio management experience.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

CENTURY CAPITAL MANAGEMENT TRUST
Century Small Cap Select Fund
Century Shares Trust
May 29, 2015

Supplement to the Statement of Additional Information dated February 27, 2015

The following changes to the funds’ Statement of Additional Information are effective as of May 29, 2015.

For Century Shares Trust and Century Small Cap Select Fund, disclosure under the heading “PORTFOLIO MANAGERS - COMPENSATION” is revised to read as follows in its entirety:

Each portfolio manager receives a compensation package that includes a base salary and annual bonus. Each portfolio manager’s base salary is determined annually and reflects the portfolio manager’s level of experience and his responsibilities and tenure at the firm. Each portfolio manager is an equity owner of Century and, as such, receives periodic distributions of the firm’s profits. In general, distributions are based on the class of equity held and the level of ownership interest. All employees, including the portfolio managers, are eligible to participate in the firm’s 401(k) plan. The firm’s annual contribution to the plan is discretionary and based primarily on the firm’s profitability.

Alexander L. Thorndike, portfolio manager of Century Shares Trust and Century Small Cap Select Fund, and Kevin W. Callahan, portfolio manager of Century Shares Trust, may receive a bonus that is linked to the respective Fund’s pre-tax investment performance over a one-year period relative to the Fund’s benchmark (the Russell 1000 Growth Index for Century Shares Trust and the Russell 2000 Growth Index for Century Small Cap Select Fund). The bonus is not linked to the investment performance of other accounts managed by the portfolio manager.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.